EXHIBIT 99.1
                                 ------------

              Computational Materials filed on December 19, 2005.

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                            Preliminary Term Sheet

                         [$241,775,000] (approximate)

                  IndyMac INDX Mortgage Loan Trust 2005-AR35

                              IndyMac MBS, Inc.

                                  Depositor

                             IndyMac Bank, F.S.B

                          Seller and Master Servicer



              IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.


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material.
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         ADDITIONAL STATEMENTS REGARDING THIS FREE WRITING PROSPECTUS

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.


                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                         GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or
(3) these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.


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                            Preliminary Term Sheet

                         [$241,775,000] (Approximate)

                  IndyMac INDX Mortgage Loan Trust 2005-AR35


                            Transaction Highlights
                            ----------------------

                                                            Initial Class
                                             Pass-Throug     Certificate                    Avg Life to First  Payment Window First
Offered Classes          Description            Rate(1)       Balance(2)    S&P / Moody's     Reset / Mty(3)     Reset / Mty (3)
====================================================================================================================================
   1-A-1(4)                Senior / NetWAC      6.053%      [$51,145,000]      AAA/Aaa          3.1 / 3.3        01/2006-12/2015 /
                                                                                                                  01/2006-12/2035
------------------------------------------------------------------------------------------------------------------------------------
   2-A-1(4)                Senior / NetWAC      6.016%     [$190,630,000]      AAA/Aaa          3.1 / 3.3        01/2006-12/2015 /
                                                                                                                  01/2006-12/2035
------------------------------------------------------------------------------------------------------------------------------------
     A-R        Senior / Netwac / Residual      6.053%               $100                             Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
     B-1                       Subordinate                                                 Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
     B-2                       Subordinate                                                 Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
     B-3                       Subordinate                                                 Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
     B-4                       Subordinate                                                   Privately Placed
------------------------------------------------------------------------------------------------------------------------------------
     B-5                       Subordinate                                                   Privately Placed
------------------------------------------------------------------------------------------------------------------------------------
     B-6                       Subordinate                                                   Privately Placed
------------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)   The pass-through rate for each class of senior certifricates for any Distribution Date will be the weighted average adjusted net mortgage rate of the mortgage loans in the related loan group.
         (2)   Bond sizes subject to a variance depending on the final structure.
         (3)   Based on 25% CPB or 25% CPR respectively.
         (4)   This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying pass-through rates, average lives and payment windows.


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
Depositor:                    IndyMac MBS, Inc.

Seller and Master Servicer:   IndyMac Bank, F.S.B.

Issuer:                       IndyMac INDX Mortgage Loan Trust 2005-AR35

Trustee:                      Deutsche Bank National Trust Company

Cut-off Date:                 December 1, 2005

Closing Date:                 December 29, 2005

Tax Structure                 REMIC

Optional Call:                10% Cleanup Call

Distribution Date:            25th of each month, or the next business day, commencing January 25, 2006

Last Scheduled Distribution   The Last Scheduled Distribution Date for the offered certificates is the Distribution Date in
Date:                         [February 2036].

Interest Accrual Period:      With respect to each Distribution Date, the interest accrual period (the "Interest Accrual
                              Period") with respect to the Offered Certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of
                              30 Interest will days. be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

Prepayment Period:            "Prepayment Period" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution
                              Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

ERISA:                        The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of
                              ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with legal advisors as to whether the purchase and holding of the Offered
                              Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

SMMEA Eligibility:            It is anticipated that the Offered Certificates will be SMMEA eligible.

Offered Certificates:         The Class 1-A-1 (the "Group 1 Senior Certifcates") and Class 2-A-1 Certificates (the
                              "Group 2 Senior Certificates")

Senior Certificates:          The class or classes of certificates resulting from the division of the Offered
                              Certificates and having a distribution priority over the Class B Certificates (the
                              "Subordinated Certificates").

Other Certificates:           It is anticipated that other classes of certificates will be issued by the issuer, including six classes of Subordinated Certificates and [possibly] other classes of senior certificates related to either Loan Group.

Rating Agencies:              The Certificates will be rated by Moody's and Standard & Poor's.

Prepayment Assumption:        25% CPR

Credit Enhancement:           Senior / subordinate, shifting interest structure. The estimated AAA subordination level is 7.01% [+/- 0.50%]


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
Mortgage Loans:               As of the Cut-off Date, the aggregate stated principal balance of the Mortgage Loans is expected to be $260,000,000, subject to a 5% variance. The trust fund will consist of 2 groups of Mortgage Loans ("Loan Group 1" and "Loan Group 2" and each, a "Loan Group"). The
                              Mortgage Loans in Loan Group 1 will consist of conforming balance loans and the aggregate stated principal balance as of the Cut-off Date is expected to be $55,000,000, subject to a 5% variance. The Mortgage Loans in Loan Group 2 will consist of non-conforming loans and the aggregate stated principal balance as of the Cut-off Date is expected to be
                              $205,000,000, subject to a 5% variance.

Principal Amount:             The "Principal Amount" for any Distribution Date will equal the sum of:

                                   (a)  all monthly payments of principal due on each Mortgage Loan in that Loan Group on the related Due Date,

                                   (b)  the principal portion of the purchase price of each Mortgage Loan in that Loan
                                        Group that was repurchased by the related seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any
                                        Mortgage Loan that was repurchased due to a modification of the Mortgage Rate,

                                   (c)  the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that Loan Group received with respect to the Distribution Date,

                                   (d)  any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated
                                        Mortgage Loans received during the calendar month preceding the month of the
                                        Distribution Date,

                                   (e)  with respect to each Mortgage Loan in that Loan Group that became a Liquidated
                                        Mortgage Loan during the calendar month preceding the month of the Distribution
                                        Date, the amount of the liquidation proceeds allocable to principal received with respect to the Mortgage Loan, and

                                   (f)  all partial and full principal prepayments by borrowers on the Mortgage Loans in that Loan Group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loan in that Loan Group that was repurchased due to modification of the mortgage rate, and

                                   (g)  (A) any subsequent recoveries with respect to the Mortgage Loans in that Loan
                                        Group received during the calendar month preceding the month of the Distribution
                                        Date, or (B) with respect to subsequent recoveries in that Loan Group that incurred (1) an excess loss or (2) a realized loss after the senior credit support depletion date,


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
Senior Principal              The "Senior Principal Distribution Amount" for any Distribution Date and Loan Group will equal
Distribution Amount:          the sum of



                                   (i)    the applicable Senior Percentage of all amounts described in clauses (a)
                                          through (d) of the definition of Principal Amount for that Loan Group and that
                                          Distribution Date

                                   (ii)   for each Mortgage Loan in that Loan Group that became a liquidated Mortgage
                                          Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                                          (a)  the related Senior Percentage of the Stated Principal Balance of the
                                               Mortgage Loan as of the Due Date in the month prceding the month of that
                                               Distribution Date and

                                          (b)  either

                                               (x)  if no Excess Losses were sustained on a Liquidated Mortgage Loan during the preceding calendar month, the related Senior Prepayment
                                                    Perentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

                                               (y)  if an excess loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the applicable Senior Percentage of the amount of liquidation proceeds allocable to principal received on the
                                                    Mortgage Loan, and

                                   (iii)  the Senior Prepayment Percentage of the amounts described in clauses (f) and
                                          (g) of the definition of Principal Amount for that Loan Group and Distribution
                                          Date.

Senior Percentage:            The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate Class
                              Certificate Balance of such senior certificate group immediately before the Distribution
                              Date and the denominator of which is the aggregate of the Stated Principal Balance of each
                              Mortgage Loan in the related Loan Group as of the Due Date in the month prior to the month of that Distribution Date (after giving effect to prepayments received on the related
                              Mortgage Loans in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after a Senior Termination Date, the Senior Percentage of the
                              remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of each class of senior certiricates of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately prior to such Distribution Date.

                              For any Distribution Date on and prior to a Senior Termination Date, the "Subordinated
                              Percentage" for the portion of the subordinated certificates relating to a Loan Group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that Loan Group on such Distribution Date. After a Senior
                              Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

Senior Termination Date:      The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certicates of such senior certificate group is reduced to zero.

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
Shifting Interest:            The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%.
                              Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. The
                              Subordinated Prepayment Percentage for a Loan Group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

                              The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior
                              Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for
                              any Distribution Date in the second year thereafter, the related Senior Percentage plus
                              60% of the related Subordinated Percentage for the Distribution Date; for any Distribution
                              Date in the third year thereafter, the related Senior Percentage plus 40% of the related
                              Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated
                              Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date, the
                              Senior Percentage of a senior certificate group exceeds the initial Senior Percentage for that senior certificate group, in which case, the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will once again equal 100%).

                              Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in
                              December 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate
                              Subordinated Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class
                              Certificate Balance of the subordinated certificates as of the closing date, the Senior
                              Prepayment Percentage for each Loan Group will equal the related Senior Percentage for that Distribution Date plus 50% of an amount equal to 100% minus the related Senior
                              Percentage for that Distribution Date and (y) after the Distribution Date in December
                              2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated
                              Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the Closing Date (the "Two Times Test"), the Senior
                              Prepayment Percentage for each Loan Group will equal the related Senior Percentage.





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
Loss and Delinquency          Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any
Tests:                        Loan Group will occur unless both of the step down conditions listed below are satisfied with respect to each Loan Group:

                                      o    the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the trust fund and Mortgage Loans the mortgagors of which are in bankruptcy)
                                           (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to a Senior Termination Date, the Subordinated
                                           Percentage for that Loan Group of the aggregate Stated Principal Balances of the related Mortgage Loans or (b) if such date is after a Senior Termination
                                           Date, the aggregate Class Certificate Balance of the subordinated certificates, does not equal or exceed 50%, and
                                      o    cumulative Realized Losses on the Mortgage Loans in each Loan Group do not exceed
                                           (a)  commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to a
                                                Senior Termination Date, the Subordinated Percentage for that Loan Group of the aggregate Stated Principal Balances of the related Mortgage Loans as of the Cut-off Date or (ii) if such date is after a Senior
                                                Termination Date, the aggregate Class Certificate Balances of the subordinated certificates as of the Closing Date (in either case, "the original subordinate principal balance"),
                                           (b)  commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the aggregate Class Certificate Balance of the original subordinate principal balance,
                                           (c)  commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the aggregate Class Certificate Balance of the original subordinate principal balance,
                                           (d)  commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the aggregate Class Balance of the original subordinate principal balance, and
                                           (e)  commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the aggregate Class Certificate Balance of the original subordinate principal balance.


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
Allocation of Realized        On each Distribution Date, any Realized Loss on the Mortgage Loans in a Loan Group (other
Losses:                       than Excess Losses) will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and then to the senior certificates in the related senior certificate group, pro rata, based upon their respective Class Certificate Balances.

                              On each Distribution Date, Excess Losses on the Mortgage Loans in each Loan Group will be allocated among the classes of senior certificates of the related senior certificate group and the subordinated certificates as follows:

                              o    the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group, pro rata, based on their Class Certificate Balances,

                              o    the applicable Subordinated Percentage of such Excess Loss will be allocated among the classes of subordinated certificates pro rata based on each class' share of the
                                   Assumed Balance for the applicable Loan Group.

                              The share of the Assumed Balance for each class of subordinated certificates and a Loan
                              Group will be based on the Class Certificate Balance of such class of subordinated certificates; provided, however, on any Distribution Date after the fourth Senior
                              Termination Date, such Excess Losses on all of the Mortgage Loans will be allocated to the subordinated certificates based upon their respective Class Certificate Balances; provided further, however, on any Distribution Date on and after the Senior Credit Support
                              Depletion Date, any Excess Loss on any Mortgage Loan will be allocated pro rata among the classes of senior certificates in the related senior certificate group.

Excess Loss:                  Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage Loans.

Compensating Interest:        To offset any interest shortfall to certificateholders as a result of any voluntary prepayments, the master servicer will be required to reduce its servicing compensation, but the reduction for any Distribution Date will be limited to an amount (such amount,
                              "Compensating Interest") equal to the product of (i) 0.125% multiplied by (ii) one-twelfth multiplied by (iii) the aggregate Stated Principal Balance of the Mortgage Loans as of the
                              first day of the prior month.

Advances:                     The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Senior Credit Support         The Senior Credit Support Depletion Date is the date on which the Class Certificate
Depletion Date:               Balance of each class of subordinated certificates has been reduced to zero.

Expense Fee:                  The expense fees are payable out of the interest payments on each Mortgage Loan. As of the
                              Cutoff Date, the weighted average rate at which the expense fees accrue for all of the
                              Mortgage Loans is equal to approximately 0.26%. The "Expense Fees" consist of (a) the servicing fee, (b) fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement and (c) lender paid mortgage insurance premiums.


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
Senior Principal              The principal payments to the Senior Certificates, to the extent of available funds, will
Distribution:                 be made concurrently as follows:

                                 A. From the Senior Principal Distribution Amount for Loan Group 1:

                                    1.   Sequentially, to the Class A-R and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

                                 B. From the Senior Principal Distribution Amount for Loan Group 2:

                                    1.   To the Class 2-A-1 Certificates, until its Class Certificate Balance is reduced to zero.

Cross Collateralization due   If on any Distribution Date the aggregate Class Certificate Balance of the senior
to disproportionate           certificates of a senior certificate group, after giving effect to distributions to be
Realized Losses in one loan   made on that Distribution Date, is greater than the aggregate Stated Principal Balance of
group:                        the Mortgage Loans for that Loan Group (any such group, the "Undercollateralized Group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the
                              Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal
                              Balance of the Mortgage Loans for that Loan Group (such distribution, an
                              "Undercollateralization Distribution"). If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the
                              Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other Loan Group remaining after all required amounts for that Distribution Date have been distributed to the senior certificates of that related senior certificate group. Accordingly, the subordinated certificates will not receive distributions of principal until each Undercollateralized
                              Group is no longer undercollateralized.


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Structuring Assumptions: :

Loan Group 1 consists of 7 Mortgage Loans with the following characteristics:

-----------------------------------------------------------------------------------------------
     Principal    Mortgage          Net   Original    Remaining    Index      Gross   Mos to
   Balance ($)    Rate (%)     Mortgage    Term to      Term to              Margin     Next
                               Rate (%)        Mat         Mat.                 (%)     Rate
                                          (months)     (months)                        Reset
                                                                   6 Month
  3,876,064.93     6.37175      6.11175        360          360    LIBOR    2.75000      120
                                                                   6 Month
    264,264.44     6.37500      6.11500        360          360    LIBOR    2.75000      120
                                                                   6 Month
    592,973.37     6.39216      6.13216        360          358    LIBOR    2.25000      118
                                                                   1 Year
  2,571,353.07     6.31429      6.05429        360          360    LIBOR    2.75000      120
                                                                   6 Month
 20,787,894.43     6.28845      6.02845        360          360    LIBOR    2.75000      120
                                                                   6 Month
  3,783,606.13     6.31238      6.05238        360          358    LIBOR    2.25000      118
                                                                   1 Year
 23,123,843.65     6.32283      6.06283        360          360    LIBOR    2.73713      120
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
     Principal         Rate     Maximum     Initial   Subsequent      Minimum    Remaining
   Balance ($)        Reset    Mortgage    Periodic     Periodic     Mortgage      IO Term
                  Frequency    Rate (%)    Rate Cap     Rate Cap     Rate (%)     (months)
                   (months)                     (%)          (%)

  3,876,064.93            6    12.37175     5.00000      1.00000      2.75000          N/A

    264,264.44            6    12.37500     5.00000      2.00000      2.75000          N/A

    592,973.37            6    12.39216     6.00000      2.00000      2.25000          N/A

  2,571,353.07           12    11.31429     5.00000      2.00000      2.75000          N/A

 20,787,894.43            6    12.28845     5.00000      1.00000      2.75000          120

  3,783,606.13            6    12.31238     6.00000      2.00000      2.25000          118

 23,123,843.65           12    11.32283     5.00000      2.00000      2.73713          120
------------------------------------------------------------------------------------------



Loan Group 2 consists of 7 Mortgage Loans with the following characteristics:

-------------------------------------------------------------------------------------
     Principal    Mortgage          Net   Original    Remaining    Index      Gross
   Balance ($)    Rate (%)     Mortgage    Term to      Term to              Margin
                               Rate (%)        Mat         Mat.                 (%)
                                          (months)     (months)
                                                                   6 Month
  5,927,767.55     6.19525      5.93525        360          360    LIBOR    2.75000
                                                                   6 Month
  4,040,568.75     6.35451      6.09451        360          359    LIBOR    2.25000
                                                                   1 Year
  9,815,169.77     6.39238      6.13238        360          360    LIBOR    2.75000
                                                                   6 Month
 60,735,843.51     6.17730      5.91730        360          360    LIBOR    2.74284
                                                                   6 Month
    641,657.43     6.37500      6.11500        360          359    LIBOR    2.75000
                                                                   6 Month
 33,515,563.38     6.32665      6.06665        360          358    LIBOR    2.25000
                                                                   1 Year
 90,323,429.61     6.31209      6.05209        360          360    LIBOR    2.73854
-------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
     Principal    Mos to        Rate     Maximum     Initial   Subsequent      Minimum    Remaining
   Balance ($)      Next       Reset    Mortgage    Periodic     Periodic     Mortgage      IO Term
                    Rate   Frequency    Rate (%)    Rate Cap     Rate Cap     Rate (%)     (months)
                   Reset    (months)                     (%)          (%)

  5,927,767.55       120           6    12.19525     5.00000      1.00000      2.75000          N/A

  4,040,568.75       119           6    12.35451     6.00000      2.00000      2.25000          N/A

  9,815,169.77       120          12    11.39238     5.00000      2.00000      2.75000          N/A

 60,735,843.51       120           6    12.16775     5.00000      1.00000      2.74284          120

    641,657.43       119           6    12.37500     5.00000      2.00000      2.75000          119

 33,515,563.38       118           6    12.32665     6.00000      2.00000      2.25000          118

 90,323,429.61       120          12    11.31209     5.00000      2.00000      2.73854          120
-----------------------------------------------------------------------------------------------------

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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
Structuring Assumptions             o    the Mortgage Loans prepay at the specified constant percentages of the
(continued)                              Prepayment Assumption,
                                    o    no defaults in the payment by mortgagors of principal of and interest on the
                                         Mortgage Loans are experienced,
                                    o    scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,
                                    o    prepayments are allocated as described in the prospectus supplement without giving effect to loss and delinquency tests,
                                    o    there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,
                                    o    the scheduled monthly payment for each Mortgage Loan, except for the Interest
                                         Only loans during their respective interest-only periods, has been calculated such that each Mortgage Loan will amortize in amounts sufficient to repay the current balance of the Mortgage Loan by its respective remaining term to maturity,
                                    o    any Interest Only Loan with a remaining interest-only term greater than zero does not amortize during the remaining interest-only term. At the end of the remaining interestonly term, any such Mortgage Loan will amortize in amounts sufficient to repay the current balance of any Mortgage Loan over the remaining term to maturity calculated at the expiration of the remaining interest-only term,
                                    o    the adjusted net mortgage rate is equal to the mortgage rate minus the expense fee rate,
                                    o    distributions in respect of the certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,
                                    o    the seller is not required to repurchase or substitute for any Mortgage Loan,
                                    o    the master servicer is not required to repurchase any modified Mortgage Loan,
                                    o    the master servicer does not exercise the option to repurchase the Mortgage
                                         Loans, and
                                    o    no class of certificates becomes a Restricted Class,
                                    o    The levels of One-Year LIBOR Index and Six-Month LIBOR Index remains constant at 4.790% and 4.590% respectively, per annum, and
                                    o    The Mortgage Rate on each Mortgage Loan will be adjusted on each interest adjustment date (as necessary) to a rate equal to the Six-Month LIBOR Index,
                                         One-Year LIBOR Index and the One-Year CMT Index (each as described above), plus the gross margin, subject to maximum mortgage rates, minimum mortgage rates and periodic rate caps.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                December 16, 2005
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             Preliminary Collateral Information for INDX 2005-AR35
                                 Loan Group 1
                               $55MM Group Size
                   Conforming Balance Alt-A 10yr Hybrid ARMs
                           Settles on Dec 29th, 2005
                             Senior/Sub Structure

GWAC                                  6.31% (+ / - 0.05%)
GWAC Range                            4.500% - 9.125%
NWAC                                  6.06% (+ / - 0.05%)
Floating Rate Index                   51% 1yr LIBOR (+ / - 5%)
                                      49% 6mo Libor (+ / - 5%)
WA Net Margin                         2.46% (+ / - 0.05%)
Cap Structure                         Initial: 5.06% WA (+ / - 0.10%)
                                      Periodic: 1.58% WA (+ / - 0.10%)
                                      Lifetime: 5.50% WA (+ / - 0.10%)
Loan maturity (original)              100% 30 yr
WALA                                  1 month (+ / - 1)
Average loan size                     $261,000 (+ / - 10%)
Max loan size                         $600,000
Weighted Average LTV                  66% (+ / - 2%)
Max loans > 80 LTV with no MI         0%
Weighted Average FICO                 712 (+ / - 5)
Minimum FICO                          620
Full / Alt documentation              24% (+ / - 5%)
Max no documentation                  17% (+ / - 3%)
Interest Only                         90% (+ / - 3%)
Owner occupied                        77% (+ / - 3%)
Property type                         67% single family detached/PUD (+ / - 5%)
Investor properties                   20% (+ / - 3%)
Loan purpose                          51% cash-out refinance (+ / - 5%)
Prepay penalties                      38% (+ / - 5%)
Simultaneous seconds                  33% (+ / - 5%)
Top 3 states                          53% California (+ / - 5%)
                                      7% Florida (+ / - 5%)
                                      6% Maryland (+ / - 5%)

Note: All characteristics are preliminary and are subject to the final collateral pool

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                December 16, 2005
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             Preliminary Collateral Information for INDX 2005-AR35
                                 Loan Group 2
                               $205MM Group Size
                         Jumbo Alt-A 10yr Hybrid ARMs
                           Settles on Dec 29th, 2005
                             Senior/Sub Structure

GWAC                                  6.29% (+ / - 0.05%)
GWAC Range                            4.625% - 8.000%
NWAC                                  6.03% (+ / - 0.05%)
Floating Rate Index                   52% 1yr Libor (+ / - 5%)
                                      48% 6mo Libor (+ / - 5%)
WA Net Margin                         2.43% (+ / - 0.05%)
Cap Structure                         Initial: 5.13% WA (+ / - 0.10%)
                                      Periodic: 1.65% WA(+ / - 0.10%)
                                      Lifetime: 5.48% WA (+ / - 0.10%)
Loan maturity (original)              100% 30 yr
WALA                                  1 month (+ / - 1)
Average loan size                     $619,000 (+ / - 10%)
Max loan size                         $2,925,000
Weighted Average LTV                  71% (+ / - 2%)
Max loans > 80 LTV with no MI         0%
Weighted Average FICO                 715 (+ / - 5)
Minimum FICO                          622
Full / Alt documentation              18% (+ / - 5%)
Max no documentation                  11% (+ / - 3%)
Interest Only                         90% (+ / - 3%)
Owner occupied                        91% (+ / - 3%)
Property type                         84% single family detached/PUD (+ / - 5%)
Investor properties                   6% (+ / - 3%)
Loan purpose                          42% cash-out refinance (+ / - 5%)
Prepay penalties                      38% (+ / - 5%)
Simultaneous seconds                  37% (+ / - 5%)
Top 3 states                          75% California (+ / - 5%)
                                      5% New York (+ / - 5%)
                                      3% Florida (+ / - 5%)

Note: All characteristics are preliminary and are subject to the final collateral pool

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                December 16, 2005
Securitized Products Group   [LOGO OMITTED] [MORGAN STANLEY]
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